UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2011

MobileBits Holdings Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-156062	26-3033276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1990 Main Street Suite 750 Sarasota, FL 34236
(Address of principal executive offices) (Zip Code)

(941) 309-5356
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Copies to:
Gregg E. Jaclin, Esq.
Thomas Slusarczyk, Esq.
Christine Mellili, Esq.
Anslow + Jaclin,  LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 23, 2011, MobileBits Holdings Corporation, a Nevada Corporation, (“Parent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MB Pringo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Pringo, Inc., a Delaware corporation (“Pringo”), providing for the merger of Pringo with Parent.  Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of the respective parties, Pringo will be merged with and into Merger Sub (the “Merger”), with Pringo surviving the Merger as a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, each share of common stock of Pringo issued and outstanding immediately prior to the effective time, will be converted into the right to receive a number of shares of common stock of Parent such that immediately after the effective time,  Pringo’s stockholders, and the holders of Pringo’s outstanding options and warrants, will own fifty percent (50%) of Parent’s then outstanding shares of common stock on a fully diluted basis (as if such options and warrants were exercised), and Parent’s stockholders, and holders of Parent’s outstanding options and warrants, will own fifty percent (50%) of its then outstanding shares of Parent common stock on a fully diluted basis (as if such options and warrants were exercised).  All shares of Pringo common stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each certificate previously representing any such shares will thereafter represent the right to receive a certificate representing the shares of Parent common stock into which such Pringo common stock was converted into the Merger.

All currently issued and outstanding options to purchase Pringo common stock will vest and be converted into options to purchase Parent common stock.

The respective obligations of each party to effect the Merger is subject to certain customary closing conditions, as well as other conditions, including (i) the adoption by the Pringo stockholders of the Merger Agreement, (ii) the delivery by Pringo to Parent of audited financial statements for the years ended December 31, 2009 and 2010 (the “Audited Financial Statements”), (iii) Parent having a minimum of cash of at least $1,000,000 in excess of its then outstanding current and long term liabilities, excluding the costs and expenses incurred by Parent in connection with preparing Pringo’s Audited Financial Statements.

The Merger Agreement contains customary covenants, including covenants providing for each of the parties: (i) to conduct its operations in all material respects according to the ordinary and usual course of business consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger; (ii) to use commercially reasonable efforts to cause the transaction to be consummated; (iii) the entering into employment agreements by Parent with certain key employees, including Walter Kostiuk, Majid Abai and Harvard Young, (iv) Parent entering into an employee stock option plan, (v) the amending of  Parent’s Certificate of Incorporation to (A) increase the number of authorized shares of capital stock to 250,000,000 shares, (B) changing the name of parent to “MB Pringo Corporation”, and (C) causing the directors of Parent to be Walter Kostiuk, Majid Abai, Farid Moradi, Mathew Mountain, and one other director to be nominated by mutual agreement between Parent and Pringo prior to closing, (vi) the appointment of officers of Parent, including Majid Abai – Chief Executive Officer, Walter Kostiuk – President, Chief Strategy Officer and Chief Financial Officer, and Harvard Young – Chief Technology Officer; (vii) the entering into a one year pooling agreement by the shareholders of Pringo and Parent, and (viii) not to initiate, solicit or knowingly encourage inquiries, proposals or offers relating to alternate transactions or, subject to certain exceptions, engage in any discussions or negotiations with respect thereto.

The Merger Agreement also contains certain termination rights and provides that, (i) Pringo has ten calendar days from the date of the Merger Agreement to complete its due diligence of Parent and Pringo may terminate the Merger Agreement if it uncovers during the 10 day period a material breach of the agreement that is not cured by Parent within 30 days of notice, (ii) Pringo has ten calendar days from the date of the Merger Agreement to provide Parent all material documents, agreements and other information in connecton with its representation and warranties, and if these documents are not provided during such 10- day period Parent may terminate the Merger Agreement, (iii) Parent has up to 21 calendar days complete its due diligence of Pringo and may terminate the Merger Agreement if it uncovers during the 21 day period information that, should the merger take place, would have a material adverse effect on Parent’s business, (iv) upon termination of the Merger Agreement under specified circumstances, including, but not limited to, a change in the recommendation of the board of directors of Parent or termination of the Merger Agreement to enter into a written definitive agreement for a “superior proposal”, Parent will owe Pringo a cash termination fee of $100,000, and (v) upon the termination of the Merger Agreement under specified circumstances, including, but not limited to, a change in the recommendation of the board of directors of Pringo or termination of the Merger Agreement to enter into a written definitive agreement for a “superior proposal”, Pringo will owe Parent a cash termination fee of $100,000.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about Parent, Pringo or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Parent, Pringo or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 8.01. Other Events.

Parent issued a joint press release with Pringo on June 29, 2011 regarding the matters described in Item 1.01 of this Current Report on Form 8-K.  A copy of the press release is attached hereto as Exhibits 99.1 and is incorporated herein by reference.

Forward Looking Statements

Information set forth herein contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties.  Parent and Pringo caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Parent and Pringo, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of Parent or Pringo stockholders to approve the transaction; the outcome of pending or potential litigation or governmental investigations; the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of Parent following completion of the proposed transaction; Parent’s ability to achieve the cost savings and synergies contemplated by the proposed transaction within the expected time frame; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; and general economic conditions that are less favorable than expected.  Additional information and other factors are contained in Parent’s filings with the Securities and Exchange Commission (the “SEC”), including Parent’s Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site http://www.sec.gov.  Parent disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of June 23, 2011, among MobileBits Holdings Corporation, MB Pringo Merger Sub, Inc., and Pringo, Inc.

99.1	Joint Press Release issued by MobileBits Holdings Corporation and Pringo, Inc., dated June 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEBITS HOLDINGS CORP.

Date: June 29, 2011	By:	/s/ Walter Kostiuk
Walter Kostiuk
Chief Executive Officer